Exhibit 99.1

Pyxis Oncology to Acquire Apexigen

Pyxis Oncology positioned at forefront of Antibody-Drug Conjugate (ADC) development

Commercially and clinically validated APXiMAB platform for antibody generation complements FACT ADC toolkit of linkers, payloads and conjugation chemistries previously obtained from Pfizer

Sotigalimab, a potential best-in-class Phase 2 CD40 agonist, has demonstrated rapid, deep and durable responses across difficult-to-treat tumor types

All-stock deal allows Pyxis Oncology to maintain cash runway into 1H 2025;

PYX-201 and PYX-106 remain on track

Webcast to be held today, May 24, at 9:00 a.m. ET

BOSTON, Mass. & SAN CARLOS, Calif., May 24, 2023 – Pyxis Oncology, Inc. (“Pyxis Oncology”) (Nasdaq: PYXS), a clinical-stage company focused on developing next-generation therapeutics to target difficult-to-treat cancers, and Apexigen, Inc. (Nasdaq: APGN), a clinical-stage biopharmaceutical company focused on discovering and developing innovative antibody therapeutics for oncology, today announced a definitive agreement by which Pyxis Oncology will acquire Apexigen in an all-stock transaction for an implied value of $0.64 per Apexigen share. For each share of Apexigen, Pyxis Oncology will issue 0.1725 shares of its common stock, par value $0.001 per share, for a total enterprise value of approximately $16 million.

“This acquisition uniquely positions Pyxis Oncology at the forefront of antibody-drug conjugate (ADC) innovation by adding humanized antibody generation to our Flexible Antibody Conjugation Technology (FACT) ADC toolkit acquired from Pfizer, and expands our clinical pipeline into Phase 2 in select solid tumor types by leveraging our founding heritage of immuno-oncology expertise—all while maintaining our cash runway into 2025,” said Lara S. Sullivan, M.D., President and Chief Executive Officer of Pyxis Oncology. “Sotigalimab is a CD40 agonist with best-in-class potential. It has demonstrated clear anti-cancer activity in patients who previously progressed on PD-(L)1 inhibitors, with impressive, durable remissions. This activity may not only be synergistic with immune checkpoint inhibitors, but also rescue their activity in patients who are refractory or have relapsed. We are excited about the potential to acquire the commercially and clinically validated APXiMAB platform to generate novel antibodies that can be optimized for targeted payload delivery. In combination with our proprietary FACT platform, we believe Pyxis Oncology is positioned with an unmatched, end-to-end system for designing and producing novel, next-generation ADC candidates with improved potency, stability and tolerability.”

Sotigalimab has been evaluated in more than 500 patients in clinical trials and demonstrated strong activity, including rapid, deep and durable responses and a favorable tolerability profile, across multiple difficult-to-treat tumor types. Key results presented from two Phase 2 studies include:

•	Sotigalimab plus nivolumab demonstrated durable activity and prolonged responses in patients with anti-PD-(L)1 refractory melanoma.

•	15.2% of patients achieved partial responses (PR), with durations of 4.2 to 24.7 months

•	30.3% of patients achieved stable disease (SD) lasting up to 14+ months

•

Sotigalimab plus doxorubicin demonstrated robust and prolonged responses and encouraging tolerability in patients with advanced soft tissue sarcoma (STS). Updated data is anticipated to be presented at the 2023 American Society of Clinical Oncology (ASCO) annual meeting in early June.

•	Prolonged durations of PR and SD achieved across all STS patients and the DDLPS subtype of up to 25+ months

•	60% of patients achieved SD, with durations of 1.3 to 11 months

•	20% of patients achieved PRs, with durations of 1.4 to 23.4 months

•	A sub-analysis found patients with DDLPS achieved a median progression free survival (mPFS) of 12.45 months, more than double historical responses expected following chemotherapy alone

Across all studies reported to date, sotigalimab has been well tolerated. In the first-in-human monotherapy dose-escalation study, the most common related grade ≥3 TEAEs experienced by 2 or more subjects (N,%) were cytokine release syndrome (4, 9.3%), AST increase (2, 4.7%), fatigue (2, 4.7%), hypotension (2, 4.7%), syncope (2, 4.7%), and thrombocytopenia (2, 4.7%).

The safety profile in combination with nivolumab in patients with melanoma was in line with expectations for each drug independently. Reported grade ≥3 related TEAEs consisted of transient increases of alanine aminotransferase (2 patients) and increase of aspartate aminotransferase (2 patients). In this and other previously reported studies in which sotigalimab was administered in combination with an anti-PD-1 or chemotherapy in patients with melanoma or esophageal/GEJ cancers, no additive or synergistic toxicities were observed.

Xiaodong Yang, M.D., Ph.D., Chief Executive Officer of Apexigen, stated, “I am proud of the foundational work Apexigen has done to advance sotigalimab into Phase 2 trials across multiple solid tumor types. Apexigen and Pyxis Oncology share a common vision of bringing innovative solutions to oncology patients. With Pyxis Oncology’s strong cash position and its commitment to further sotigalimab’s development, we believe that this transaction will greatly enhance the opportunity to efficiently advance sotigalimab for patients suffering from a variety of difficult-to-treat cancers. Additionally, coupling our APXiMAB antibody platform with Pyxis Oncology’s complementary ADC technology platform will magnify the therapeutic potential of the APXiMAB platform.”

Effective June 15, 2023, Jay M. Feingold, M.D., Ph.D., will step down as Chief Medical Officer to pursue other opportunities. Dr. Feingold will remain an advisor to Pyxis Oncology until a successor is named.

Lara S. Sullivan, M.D., President and Chief Executive Officer of Pyxis Oncology, said, “I would like to thank Jay for his valuable contributions to the Company over the past two years. During Jay’s tenure, Pyxis Oncology transitioned from a preclinically focused organization to a clinical-stage company with two ongoing Phase 1 trials. I look forward to working closely with Xiaodong to continue the important work we are doing to advance new therapeutic options for patients.”

Pyxis Oncology Conference Call and Webcast Registration

Pyxis Oncology will host a conference call and live webcast today, Wednesday, May 24, 2023, at 9:00 a.m. ET, to discuss this announcement.

https://register.vevent.com/register/BIc57aad5d01a84b68b0825b92fe7e68f0

The live webcast can also be accessed on the Investors section of the Pyxis Oncology website at https://pyxisoncology.com. A replay of the webcast will be available approximately two hours after completion of the call and will be archived on the Company’s website for up to 90 days.

Transaction Details

Under the terms of the definitive merger agreement, Pyxis Oncology expects to issue approximately 4.4 million shares of its common stock to Apexigen stockholders to acquire Apexigen. For each share of Apexigen common stock, Pyxis Oncology will issue 0.1725 shares of its common stock, par value $0.001 per share.

Upon closing of this business combination, Apexigen will become a wholly owned subsidiary of Pyxis Oncology. Pyxis Oncology’s current stockholders will beneficially own approximately 90% of the combined company and Apexigen’s stockholders will beneficially own approximately 10% of the combined company.

The definitive merger agreement has been approved by the Boards of Directors of each company and is anticipated to close by mid-2023, subject to the satisfaction or waiver of customary closing conditions, including approval by the stockholders of Apexigen and the effectiveness of a registration statement on Form S-4 to register the shares of Pyxis Oncology common stock to be issued in connection with the transaction.

Post-Closing Operations and Leadership

Effective as of the closing of the transaction, the combined company will trade on Nasdaq under the ticker symbol “PYXS” and the existing Pyxis Oncology leadership team will continue to be responsible for all executive positions, including Lara S. Sullivan, M.D., as President and Chief Executive Officer, Pamela Connealy, as Chief Financial Officer and Chief Operating Officer, and Jan Pinkas, Ph.D., as Chief Scientific Officer.

Financial and Legal Advisors

Sidley Austin LLP is serving as legal advisor to Pyxis Oncology. Ladenburg Thalmann & Co. Inc. is serving as financial advisor and Wilson Sonsini Goodrich & Rosati, P.C. is serving as legal advisor to Apexigen.

About Sotigalimab

Sotigalimab is a differentiated, potentially best-in-class anti-CD40 antibody in clinical development for liposarcoma, melanoma, and other cancers. Sotigalimab uniquely binds to CD40 and has been engineered to be effector function silent which has the potential to overcome dosing limitations of other anti-CD40 approaches. It is currently being evaluated in an investigator-initiated Phase 2 trial in combination with doxorubicin dedifferentiated liposarcoma (DDLPS), a rare subtype of liposarcoma as well as a Phase 2 trial in combination with nivolumab in patients with PD-(L)1 blockade refractory melanoma.

About APXiMAB

APXiMAB, Apexigen’s proprietary antibody discovery platform, leverages rabbit monoclonal antibody and Mutation Lineage Guided humanization technologies. This discovery platform has enabled the discovery of multiple protein therapeutic product candidates against a variety of molecular targets, including targets that are difficult to drug with conventional antibody technologies. APXiMAB is designed to create antibodies with high affinity, high specificity and high stability. Four antibodies discovered through the use of this platform are currently in clinical development by Apexigen’s licensees, and a fifth received FDA approval in 2019 and is marketed as Beovu® (brolucizumab-dbll) by Novartis in over 70 countries. Upon closing, Pyxis Oncology will be eligible for royalty income generated from partnered programs developed using APXiMAB.

About Apexigen, Inc.

Apexigen is a clinical-stage biopharmaceutical company focused on discovering and developing a new generation of antibody therapeutics for oncology, with an emphasis on new immuno-oncology agents designed to harness the patient’s immune system to combat and eradicate cancer. Apexigen developed its pipeline of programs, including sotigalimab, using its proprietary APXiMAB™ discovery platform. This platform has also enabled the discovery by Apexigen’s collaboration partners of multiple protein therapeutic product candidates against a variety of molecular targets, including targets that are difficult to drug with conventional antibody technologies. The most advanced of these programs is Novartis’ Beovu® (brolucizumab-dbll) product, which received FDA approval in 2019 and is marketed in over 70 countries, commercially validating the APXiMAB platform. Several other out-licensed programs discovered with the APXiMAB platform are in mid- to late-stage clinical development. For more information, please visit www.Apexigen.com.

About Pyxis Oncology, Inc.

Pyxis Oncology, Inc. is a clinical stage company focused on defeating difficult-to-treat cancers. The company is efficiently building next-generation therapeutics that hold the potential for mono and combination therapies. Pyxis Oncology’s therapeutic candidates are designed to directly kill tumor cells and to address the underlying pathologies created by cancer that enable its uncontrollable proliferation and immune evasion. Pyxis Oncology’s antibody-drug conjugates (ADCs) and immuno-oncology (IO) programs employ novel and emerging strategies to target a broad range of solid tumors resistant to current standards of care. To learn more, visit www.pyxisoncology.com or follow us on Twitter and LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements are often identified by the use of words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “to be,” “will,” “would,” “target,” potential,” “probable,” “opportunity,” “future,” “promising,” “likely” or the negative or plural of these words, or similar expressions or variations, although not all forward-looking statements contain these words. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur and actual results could differ materially from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified herein, and those discussed in the section titled “Risk Factors” set forth in Pyxis Oncology’s Annual Report on Form 10-K for the year ended December 31, 2022, Pyxis Oncology’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, Apexigen’s Annual Report on Form 10-K for the year ended December 31, 2022, and Apexigen’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, each of which is on file with the Securities and Exchange Commission (“SEC”). Among other things, there can be no guarantee that the proposed business combination will be completed in the anticipated timeframe or at all, that the conditions required to complete the proposed business combination will be met, that the combined company will realize the expected benefits of the proposed business combination, if any, that the clinical stage assets will progress on anticipated timelines or at all, or that the combined company will be successful in progressing its pipeline through development and the regulatory approval process. These risks are not exhaustive. New risk factors emerge from time to time, and it is not possible for our respective management teams to predict all risk factors, nor can we assess the impact of all factors on our respective businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Additional Information Will Be Filed with the SEC

Pyxis Oncology plans to file with the SEC a Registration Statement on Form S-4 in connection with the transactions and Apexigen plans to file with the SEC and mail to Apexigen stockholders a Proxy Statement/Prospectus in connection with the transactions. Investors and security holders are urged to read the Registration Statement and the Proxy Statement / Prospectus carefully when they are available before making any voting or investment decision with respect to the proposed transactions. The Registration Statement and the Proxy statement / Prospectus will contain important information about Pyxis Oncology, Apexigen, the transactions and related matters. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement / Prospectus and other documents filed with the SEC by Pyxis Oncology and Apexigen through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement / Prospectus from Pyxis Oncology by contacting ir@pyxisoncology.com or from Apexigen by contacting ir@apexigen.com.

Participants in the Solicitation

Pyxis Oncology and Apexigen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Pyxis Oncology’s directors and executive officers is contained in Pyxis Oncology’s proxy statement dated April 28, 2023, which is filed with the SEC. Information regarding Apexigen’s directors and executive officers is contained in Apexigen’s Annual Report dated February 22, 2023, which is filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests in the proposed business combination will be available in the Registration Statement and the Proxy Statement / Prospectus.

Pyxis Oncology Contact

Jennifer Davis Ruff

Vice President, Investor Relations

jdavisruff@pyxisoncology.com

Apexigen Contact

William Duke

Chief Financial Officer

Apexigen, Inc.

ir@apexigen.com